UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2020 urban-gro, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-52898	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G Lafayette, Colorado	80026
(Address of Principal Executive Offices)	(Zip Code)

(720) 390-3880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 04, 2020, urban-gro, Inc. (the “Company”) entered in an amending agreement (the “Amending Agreement”) to the Letter Agreement dated February 21, 2020 (the “Credit Agreement”) with urban-gro Canada Technologies Inc. and Impact Engineering, Inc., as guarantors, and Bridging Finance Inc., as administrative agent and lender (the “Lender”).

The Amending Agreement, among other things, (i) removed the ability for the Lender to demand payment of the Company’s outstanding obligations at any time (absent an event of default), (ii) extended the maturity date of the Credit Agreement from February 21, 2020 to December 31, 2021, (iii) increased the interest rate under the Credit Agreement to an annual rate of Prime Rate (as defined in the Credit Agreement) plus 12% per annum, (iv) requires the Company to make certain prepayments under the Credit Agreement, including (A) $1.0 million on the outstanding term loan on or before January 31, 2021, and (B) $100,000 on the outstanding term loan beginning on March 1, 2021 and for each month thereafter until the maturity date, and (v) beginning October 1, 2020, requires prepayments of $50,000 of the principal amount outstanding under the revolving facility per month until the maturity date and reduces the maximum amount available under the revolving facility with each such payment. The Company is required to pay the Lender an amendment fee of CAN$121,500 as consideration for entering into the Amending Agreement, which fee was earned on the effective date of the Amending Agreement but is due and payable on the maturity date.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 10, 2020, the Company issued a press release announcing its entry into the Amending Agreement. A copy of the press release is being furnished as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Number	Exhibit
99.1	Press Release issued by urban-gro, Inc. on September 10, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.
Date: September 10, 2020
	By:	/s/ Bradley Nattrass
	Name:	Bradley Nattrass
	Title:	Chief Executive Officer

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